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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   JULY 31, 1998

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                            PEREGRINE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                           000-22209                          95-3773312
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(State of incorporation)              (Commission File Number)     (IRS Employer
Identification No.)

              12670 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA 92130
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             (Address of principal executive offices of Registrant)

                                 (619) 481-5000
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              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On May 5, 1998, the Company's Board of Directors approved the acquisition of Innovative Tech Systems, Inc., an Illinois corporation ("ITS"), based in Warminster, Pennsylvania. Pursuant to an Agreement and Plan of Reorganization dated as of May 7, 1998 (the "Merger Agreement") by and among the Company, Homer Acquisition Corporation, a wholly-owned subsidiary of the Company ("Merger Sub"), and ITS, and approved by the shareholders of ITS at a special meeting held July 27, 1998, the Company completed the acquisition of ITS by means of a merger of Merger Sub merged with and into ITS (the "Merger"), with ITS remaining as the surviving corporation and a wholly-owned subsidiary of the Company under the name "Peregrine Systems Facilities Management, Inc." The Merger was completed July 31, 1998.

    Pursuant to the Merger Agreement, each share of Common Stock of ITS ("ITS Common Stock") outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) was converted into the right to receive 0.2341 shares of the Company's Common Stock (the "Exchange Ratio"). In addition, all options to purchase the ITS Common Stock outstanding immediately prior to the Effective Time were assumed by the Company, subject only to adjustments to maintain the economic equivalence of the assumed options on the basis of the Exchange Ratio.

    In connection with the Merger, holders of outstanding redeemable warrants to acquire shares of ITS Common Stock (the "ITS Warrants") approved an amendment to the terms of the Warrant Agreement, dated as of July 26, 1994, as amended, governing the ITS Warrants whereby, at the Effective Time, each ITS Warrant was exchanged for and converted into the right to receive that number of shares of Common Stock of the Company, based on the Exchange Ratio, as would have been the case if the ITS Warrants had been exercised for ITS Common Stock immediately prior to the Effective Time on a net issuance basis.

    Additionally, in connection with the Merger certain other warrants to acquire ITS Common Stock and/or ITS Warrants were exchanged for and converted into the right to receive Common Stock of the Company.

    In connection with the Merger, the Company issued or reserved an aggregate of approximately 3,470,000 shares of Common Stock, including shares issued upon conversion of the above described warrants and the shares issuable upon exercise of outstanding options. The Common Stock of the Company issued in the Merger was registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement on Form S-4 (File No. 333-57459) which the Securities and Exchange Commission (the "Commission") declared effective on June 24, 1998. The Common Stock of the Company issuable upon exercise of options to purchase ITS Common Stock was registered under the Securities Act pursuant to a Registration Statement on Form S-8 which was filed with the Commission on July 31, 1998.

    The Merger constitutes a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be accounted for as a "purchase" by the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        (i) The audited consolidated balance sheets of Innovative Tech Systems, Inc. as of January 31, 1997 and 1998, the audited consolidated statements of operations, of changes in shareholders' equity and cash flows of Innovative Tech Systems, Inc. for the years ended January 31, 1996, 1997 and 1998, the notes related thereto, and the Reports of Independent Public Accountants thereon are set forth at pages F-35 through F-51 of the ITS Shareholder Proxy Statement and Warrant Holder Information Statement/Peregrine Prospectus dated June 24, 1998 included in the Registrant's Registration Statement on Form S-4 (No. 333-57459). Such financial statements, notes and reports set forth at such pages are incorporated herein by reference.

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        (ii) The unaudited consolidated balance sheet of Innovative Tech
    Systems, Inc. as of April 30, 1998, the unaudited consolidated statements of operations, of changes in shareholders' equity and cash flows of Innovative Tech Systems, Inc. for the three months then ended and the notes related thereto are set forth at pages F-35 through F-51 of the ITS Shareholder Proxy Statement and Warrant Holder Information Statement/Peregrine Prospectus dated June 24, 1998 included in the Registrant's Registration Statement on Form S-4 (No. 333-57459). Such balance sheet and notes set forth at such pages are incorporated herein by reference.

    (b)  PRO FORMA FINANCIAL INFORMATION.

        (i) An unaudited pro forma condensed combined balance sheet as of March 31, 1998 and the notes related thereto are set forth at pages 88 through 90 of the ITS Shareholder Proxy Statement and Warrant Holder Information Statement/Peregrine Prospectus dated June 24, 1998 included in the Registrant's Registration Statement on Form S-4 (No. 333-57459). Such balance sheet and notes set forth at such pages are incorporated herein by reference.

        (ii) Unaudited pro forma condensed combined statements of operations for the year ended March 31, 1998 and the notes related thereto are set forth at pages 88 through 90 of the ITS Shareholder Proxy Statement and Warrant Holder Information Statement/Peregrine Prospectus dated June 24, 1998 included in the Registrant's Registration Statement on Form S-4 (No. 333-57459). Such statements of operations and notes set forth at such pages are incorporated herein by reference.

    (c)  EXHIBITS.

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EXHIBIT NO.    DESCRIPTION
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        2.1    Agreement and Plan of Reorganization, dated as of May 7, 1998, among Peregrine Systems, Inc,
               Homer Acquisition Corporation, Innovative Tech Systems, Inc., and related exhibits. (The disclosure letter of Innovative Tech Systems, Inc. delivered to Peregrine, which cites to certain factual matters as exceptions to the contractual representations of ITS in the Agreement and Plan of Reorganization has been omitted. The Company agrees to supplementally furnish a copy of such disclosure schedule to the Commission upon request.)

       23.1    Consent of PricewaterhouseCoopers LLP.

       99.1    Press release of Peregrine Systems, Inc., dated July 31, 1998.

       99.2    Pages F-35 through F-51 of the ITS Shareholder Proxy Statement and Warrant Holder Information
               Statement/Peregrine Prospectus dated June 24, 1998 included in the Registrant's Registration
               Statement on Form S-4 (No. 333-57459).

       99.3    Pages 88 through 90 of the ITS Shareholder Proxy Statement and Warrant Holder Information
               Statement/Peregrine Prospectus dated June 24, 1998 included in the Registrant's Registration
               Statement on Form S-4 (No. 333-57459).
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PEREGRINE SYSTEMS, INC.

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Dated: August 4, 1998                          By: /s/ RICHARD T. NELSON
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                                                  Richard T. Nelson, Vice President,
                                                  Secretary and General Counsel
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